UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2020

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2020, the Board of Directors (the “Board”) of H&E Equipment Services, Inc. (the “Company”) approved the promotion of Mr. John McDowell Engquist to President and Chief Operating Officer, effective January 1, 2021.

Mr. Engquist, 41, joined the company in June 2002 and has been employed in several job capacities, including Sales Representative, Branch Manager, Regional and Senior Regional Vice President. Mr. Engquist is currently the Company’s Executive Vice President, a position he has held since January 2018. Mr. Engquist received his B.S. from Louisiana State University.

There are no arrangements or understandings between Mr. Engquist and any other persons pursuant to which Mr. Engquist was selected as the President and Chief Operating Officer. Mr. Engquist does not have any direct or indirect material interest in any transaction requiring the disclosure of the information required by Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement to which Mr. Engquist is a party or in which he participates that was entered into, or any grant or award to Mr. Engquist or modification thereto, under any such plan, contract or arrangement in connection with his appointment as President and Chief Operating Officer. Mr. Engquist is the son of Mr. John Martindale Engquist, Executive Chairman of the Company.

In connection with the promotion of Mr. Engquist to President, effective January 1, 2021, Mr. Bradley W. Barber resigned as President of the Company effective as of such date.  However, Mr. Barber will continue in his role as a Director and Chief Executive Officer of the Company.

Item 8.01	Other Events

On December 17, 2020, the Company issued a press release announcing the promotion of Mr. Engquist to President and Chief Operating Officer, effective January 1, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1	Press Release, dated December 17, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020	By:	/s/ Leslie S. Magee
Leslie S. Magee Chief Financial Officer